
                                                              Exhibit 3

                                                           INDIVIDUAL FORM

                      MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On February, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.

Name: Antonio Carlos Valente da Silva                                               General Taxpayers' Register:
                                                                                    371.560.557-04

Qualification: Member of the Board of Directors

                                                    OPENING BALANCE

  Security/                     Characteristic of Security                                           % interest
  Derivative                                                                     Number

                                                                                             Same kind         Total

    Share                                 COMMON                                   1             0.00          0.00

                                                    CLOSING BALANCE

  Security/                     Characteristic of Security                                           % interest
  Derivative                                                                     Number

                                                                                               Same kind       Total

    Share                                 COMMON                                   1             0.00          0.00




                                                           INDIVIDUAL FORM

                      MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On February, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.

Name: Biramar Nunes de Lima                                                         General Taxpayers' Register:
                                                                                    056.234.131-53

Qualification: Member of the Board of Directors

                                                    OPENING BALANCE

  Security/                     Characteristic of Security                                           % interest
  Derivative                                                                     Number

                                                                                               Same kind       Total

    Share                                 COMMOM                                   1             0.00          0.00

                                                    CLOSING BALANCE

  Security/                     Characteristic of Security                                           % interest
  Derivative                                                                     Number

                                                                                               Same kind       Total

    Share                                 COMMON                                   1             0.00          0.00




                                                           INDIVIDUAL FORM

                      MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On February, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.

Name: Carlos Eduardo da Silva Bessa                                                 General Taxpayers' Register:
                                                                                    054.433.427-20

Qualification: Member of the Board of Directors

                                                    OPENING BALANCE

  Security/                     Characteristic of Security                                           % interest
  Derivative                                                                     Number

                                                                                               Same kind       Total

    Share                                 Common                                   1             0.00          0.00

                                                    CLOSING BALANCE

  Security/                     Characteristic of Security                                           % interest
  Derivative                                                                     Number

                                                                                               Same kind       Total

    Share                                 Common                                   1             0.00          0.00




                                                           INDIVIDUAL FORM

                      MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On February, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.

Name: Eggon Joao da Silva                                                           General Taxpayers' Register:
                                                                                    009.955.179-91

Qualification: Member of the Board of Directors

                                                    OPENING BALANCE

  Security/                     Characteristic of Security                                           % interest
  Derivative                                                                     Number

                                                                                               Same kind       Total

    Share                                 Common                                   1,563           0.01          0.00

    Share                               Common (1)                             1,566,862          10.13          3.51

    Share                               Preferred                                 91,408           0.31          0.20

    Share                             Preferred (1)                            1,768,172           6.06          3.96

                                                    CLOSING BALANCE

  Security/                     Characteristic of Security                                           % interest
  Derivative                                                                     Number

                                                                                               Same kind       Total

    Share                                 Common                                   1,563           0.01          0.00

    Share                               Common (1)                             1,566,862          10.13          3.51

    Share                               Preferred                                 91,408           0.31          0.20

    Share                             Preferred (1)                            1,768,172           6.06          3.96

(1) Indirect participation through the company Weg S.A.



                                                           INDIVIDUAL FORM

                      MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On February, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.

Name: Eliane Aleixo Lustosa                                                         General Taxpayers' Register:
                                                                                    783.519.367-15

Qualification: Member of the Board of Directors

                                                    OPENING BALANCE

  Security/                     Characteristic of Security                                           % interest
  Derivative                                                                     Number

                                                                                               Same kind       Total

    Share                                 Common                                   1             0.00          0.00

                                                    CLOSING BALANCE

  Security/                     Characteristic of Security                                           % interest
  Derivative                                                                     Number

                                                                                               Same kind       Total

    Share                                 Common                                   1             0.00          0.00




                                 INDIVIDUAL FORM

             MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On February, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.

Name: Pedro Augusto Nardelli Pinto                                                  General Taxpayers' Register:
                                                                                    028.921.461-00

Qualification: Member of the Board of Directors

                                                    OPENING BALANCE

  Security/                     Characteristic of Security                                           % interest
  Derivative                                                                     Number

                                                                                               Same kind       Total

    Share                                 Common                                   1             0.00          0.00

                                                    CLOSING BALANCE

  Security/                     Characteristic of Security                                           % interest
  Derivative                                                                     Number

                                                                                               Same kind       Total

    Share                                 Common                                   1             0.00          0.00




                                                           INDIVIDUAL FORM

                      MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On February, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.

Name: Sebastiao Jose Martins Soares                                                 General Taxpayers' Register:
                                                                                    008.240.467-49

Qualification: Member of the Board of Directors

                                                    OPENING BALANCE

  Security/                     Characteristic of Security                                           % interest
  Derivative                                                                     Number

                                                                                               Same kind       Total

    Share                                 Common                                   1             0.00          0.00

                                                    CLOSING BALANCE

  Security/                     Characteristic of Security                                           % interest
  Derivative                                                                     Number

                                                                                               Same kind       Total

    Share                                 Common                                   1             0.00          0.00




                                                           INDIVIDUAL FORM

                      MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On February, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.

Name: Luciano Carvalho Ventura                                                      General Taxpayers' Register:
                                                                                    018.153.854-72

Qualification: Member of the Audit Committee

                                                    OPENING BALANCE

  Security/                     Characteristic of Security                                           % interest
  Derivative                                                                     Number

                                                                                               Same kind       Total

    Share                               Preferred                                  12            0.00          0.00

                                                    CLOSING BALANCE

  Security/                     Characteristic of Security                                           % interest
  Derivative                                                                     Number

                                                                                               Same kind       Total

    Share                               Preferred                                  12            0.00          0.00




                                                           INDIVIDUAL FORM

                      MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On February, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.

Name: Wang Wei Chang                                                                General Taxpayers' Register:
                                                                                    534.698.608-15

Qualification: Chief Financial Officer

                                                    OPENING BALANCE

  Security/                     Characteristic of Security                       Number              % interest
  Derivative

                                                                                               Same kind       Total

    Share                               Preferred                                  2             0.00          0.00

                                                    CLOSING BALANCE

  Security/                     Characteristic of Security                                           % interest
  Derivative                                                                     Number

                                                                                               Same kind       Total

    Share                               Preferred                                  2             0.00          0.00




                                                          CONSOLIDATED FORM

                      MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On February, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.

  MANAGEMENT AND        (X) BOARD OF DIRECTORS         ( ) EXECUTIVE     ( ) AUDIT COMMITTEE        ( ) TECHNICAL AND
  RELATED PERSON                                          OFFICERS                                 CONSULTANT AGENCIES

                                                      OPENING BALANCE

    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total

      Share                                 Common                                 1,569           0.01          0.00

      Share                               Common (1)                             1,566,862        10.13          3.51

      Share                                Preferred                              91,408           0.31          0.20

      Share                              Preferred (1)                           1,768,172         6.06          3.96

                                                      CLOSING BALANCE

    Security/                     Characteristic of Security                                            % interest
    Derivative                                                                    Number

                                                                                                Same kind        Total

      Share                                 Common                                 1,569           0.01          0.00

      Share                               Common (1)                           1,566,862          10.13          3.51

      Share                                Preferred                              91,408           0.31          0.20

      Share                              Preferred (1)                         1,768,172           6.06          3.96

(1) Indirect participation through the company Weg S.A.


                                                          CONSOLIDATED FORM

                      MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On February, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.

  MANAGEMENT AND        ( ) BOARD OF DIRECTORS         ( ) EXECUTIVE     (X) AUDIT COMMITTEE        ( ) TECHNICAL AND
  RELATED PERSON                                          OFFICERS                                 CONSULTANT AGENCIES

                                                      OPENING BALANCE

    Security/                     Characteristic of Security                                            % interest
    Derivative                                                                    Number

                                                                                                Same kind        Total

      Share                                Preferred                                12             0.00          0.00

                                                      CLOSING BALANCE

    Security/                     Characteristic of Security                                            % interest
    Derivative                                                                    Number

                                                                                                Same kind        Total

      Share                                Preferred                                12             0.00          0.00




                                                          CONSOLIDATED FORM

                      MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On February, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.

  MANAGEMENT AND        ( ) BOARD OF DIRECTORS         (X) EXECUTIVE     ( ) AUDIT COMMITTEE        ( ) TECHNICAL AND
  RELATED PERSON                                          OFFICERS                                 CONSULTANT AGENCIES

                                                      OPENING BALANCE

    Security/                     Characteristic of Security                                            % interest
    Derivative                                                                    Number

                                                                                                Same kind        Total

      Share                                Preferred                                 2             0.00          0.00

                                                      CLOSING BALANCE

    Security/                     Characteristic of Security                                            % interest
    Derivative                                                                    Number

                                                                                                Same kind        Total

      Share                                Preferred                                 2             0.00          0.00

